Daniel P. Myers	Allan C. Kramer, M.D.
President	Chairman
Chief Executive Officer

10th Annual Shareholders Meeting
May 26, 2011

Forward Looking Statements

Certain matters discussed herein constitute forward -looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbors created by that Act. Forward -looking statements describe future plans, strategies, and expectations, and are based on currently available information, expectations, assumptions, projections, and management's judgment about the Bank, the banking industry and general economic conditions . These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements . These risks and uncertainties include, but are not limited to: (1) competitive pressures in the banking industry; (2) changes in interest rate environment; (3) general economic conditions, nationally, regionally, and in operating markets; (4) changes in the regulatory environment; (5) changes in business conditions and inflation; (6) changes in securities markets; (7) future credit loss experience; (8) the ability to satisfy requirements related to the Sarbanes -Oxley Act and other regulation on internal control; (9) civil disturbances or terrorist threats or acts, or apprehension about the possible future occurrences of acts of this type; and (10) the involvement of the United States in war or other hostilities . The reader should refer to the more complete discussion of such risks in Bridge Capital Holdings reports on Forms 10-K and 10-Q on file with the SEC.

CHAIRMAN’S COMMENTS

Allan C. Kramer, M.D. Chairman

Board of Directors

Allan C. Kramer, M.D.	Daniel P. Myers	Thomas M. Quigg
Chairman	President & CEO	Vice Chairman
Investor	Bridge Bank, N.A.	Investor
Bridge Capital Holdings
Owen Brown	Howard N. Gould	Dr. Francis J. Harvey
Owen Brown Enterprises, Ltd.	Carpenter Community BancFund	19th Secretary of the Army
Robert P. Latta	Terry Schwakopf	Barry A. Turkus
Wilson Sonsini Goodrich & Rosati	Consultant	B.T. Commercial

SHAREHOLDER BRIEFING

Overview
n	Changing Environment

n	Highlights 2010-Q1’11

n	Looking Ahead

Managing Through the Financial Crisis
2
0	n	Proactive credit risk recognition and management driven by key operating
0		philosophies
8		l	‘Early Action – Early Out’
-		l	‘First Loss – Best Loss’
2	n	Supplemented capital for endurance and opportunity
0		l	$30 M private capital raise (CCBF preferred)
0		l	Accepted $23.8 M UST CPP capital
9
	n	Enhanced credit risk analytics, SAG, ERM
	n	Recognized conservative marks on NPA’s

2	n 70% reduction in L&C exposures; overall CRE reduction of 59%
0
1	n 40% decrease in classified asset portfolio
0	n NCO’s reduced 50% per year between 2008 and 2010

n Q1 Converted $30M Preferred to Common; Q4 $30M common equity raised

2011 n TARP repaid in full; warrant repurchased

The Changing Environment

INCREASING STABILITY:

i	Residential Real Estate

i	Commercial Real Estate

SIGNS OF OPPORTUNITY :

i	Technology Sector

i	Venture Capital Funding / IPO

i	Increasing Business Activity

CHALLENGES REMAIN:

i	Fragile Recovery

i	Weak Loan Demand / Deleveraging

i	Revenue

i	Government / Industry Regulation

BBNK 2010 Summary

n	Operating profit of $2.6 million

i	54% growth from 2009 to 2010

n	Surpassed $1.0 billion in total assets

n	Substantially improved TCE ratio

i	$3M savings per year from preferred-to-common conversion

i	Secured $30M private placement

n	Continued strong growth in core deposits

n	Improving credit quality

i	NCOs reduced 56% from prior year

i	NPA’s including TDR’s reduced by 31%

n	NIM expanded to 4.99% from 4.58% in 2009

n	Robust new business activity

Capital Raise at Favorable Terms

2010 – 2011 YTD Bank Public Common Equity Offerings < $200 million

			Market			Shares	Shares	Offer Price /	Offer Price /
			Cap		Deal	Issued vs.	Issued	Stated	Pro Forma	Discount to		% Change Offer to
		Price	At Pricing	Pricing	Value	Pre-Deal	vs.	Tang. Book	Tang. Book	Filing	Last
Issuer	Ticker	05/20/11	($mm)	Date	($mm)	o/s (%)	ADTV	(x)	(x)	Price	Trade	1 day 1 week Current
Sub $200 million pre-deal market cap

1	Wilshire Bancorp, Inc.
2	Xenith Bankshares Inc.
3	First Defiance Financial Corp
4	Sun Bancorp, Inc.
5	1st United Bancorp Inc.
6	Financial Institutions, Inc.
7	United Bancorp Inc.
8	Heritage Financial Corporation
9	The Bank of Kentucky Financial Corp
10	Intervest Bancshares Corp
11	Tennessee Commerce Bancorp
12	Riverview Bancorp Inc.
13	The First of Long Island Corp
14	Banner Corporation
15	Republic First Bancorp
16	Hopfed Bancorp, Inc.
17	CNB Financial Corporation
18	Ameris Bancorp
19	Bank of Commerce Holdings
20	Orrstow n Financial Services
21	First California Financial Group
22	Sterling Bancorp

Median

Bridge Capital Holdings

WIBC	3.24	90.18	05/11/11	115.00	141.9%	136.13	x	0.74	0.89	(24.86)		(10.13)	16.00	na	17.82
XBKS	4.26	25.14	03/29/11	19.55	78.7%	9163.35	x	0.72	0.83	(26.09)		(1.16)	0.24	5.88	0.24
FDEF	14.02	114.14	03/23/11	21.21	19.7%	170.33	x	0.77	0.80	(5.76)		(5.76)	7.17	6.79	5.81
SNBC	3.75	165.28	03/16/11	84.74	57.1%	552.33	x	0.69	0.78	(22.68)		(8.54)	1.67	9.67	25.00
FUBC	6.21	174.65	03/16/11	32.50	20.2%	63.39	x	1.28	1.24 Among(7.67) All(7.67) Recent 1.54					3.69	(4.46)
FISI	16.11	184.35	03/09/11	46.00	25.7%	86.14	x	1.48	1.38	(9.87)		(2.62)	4.83	2.94	(1.47)
UBMI	3.50	13.98	12/13/10	17.00	133.8%	3439.55	x	0.22	Public0.41	Common(35.06) (9.09)			Raises:12.00 24.00		40.00
HFWA	12.83	153.23	12/09/10	57.56	39.8%	338.83	x	1.16	1.13				$30M BBNK (9.91) (5.32) Capital 2.62	3.62	(1.31)
BKYF	24.39	104.78	11/16/10	30.01	31.2%	582.89	x	1.11	1.10	(8.06)		(8.06)	3.47	4.12	43.47
IBCA	2.94	17.59	10/14/10	22.79	128.1%	551.45	x	0.13	Raised 0.24 (64.22) at 138%(5.34) 0.00 of					2.56	50.77
TNCC	2.36	24.74	08/05/10	26.19	115.9%	646.25	x	0.32	0.49	(54.80)		(11.11)	0.00	0.00	(41.00)
RVSB	3.03	21.85	07/29/10	20.79	105.7%	575.82	x	0.34	0.50Median(21.74)of (10.00)the Offer11.11					14.44	68.33
FLIC	26.80	178.18	07/14/10	34.50	19.8%	84.04	x	1.36	1.31	(6.47)		(2.28)	5.21	2.04	11.67
BANR	2.73	50.13	06/24/10	171.28	370.7%	189.13	x	0.17	Price/TBV0.47 (43.50)		of	(2.44)Similar(1.00)		1.50	36.50
FRBK	2.60	21.32	06/21/10	30.82	144.5%	304.53	x	0.33	0.55 Bank(49.11)Offerings(0.99) (10.00)					(2.50)	30.00
HFBC	7.95	35.27	06/15/10	32.25	99.6%	561.83	x	0.51	0.68	(21.53)		(8.16)	0.11	0.22	(11.67)
CCNE	13.27	93.82	06/14/10	34.50	38.2%	296.39	x	1.48	1.35	(10.64)		(3.76)	7.61	11.61	29.46
ABCB	8.98	140.80	04/14/10	89.99	67.5%	247.54	x	0.95	0.99	(1.45)		(6.03)	9.68	12.95	(5.47)
BOCH	4.41	43.12	03/23/10	35.19	95.0%	2668.39	x	0.80	0.89	(19.05)		(14.14)	10.12	11.53	3.76
ORRF	25.20	196.85	03/23/10	40.00	23.0%	189.45	x	1.93	1.67	(24.33)		(11.48)	(2.22)	(3.04)	(6.67)
FCAL	3.68	32.08	03/18/10	41.40	142.5%	678.97	x	0.48	0.69	(18.57)		(9.42)	7.20	14.00	47.20
STL	9.35	148.19	03/15/10	69.00	47.6%	103.33	x	1.46	1.31	(10.11)		(2.20)	3.88	9.62	16.88
		92.00		34.50	73.1%	321.68	x	0.76	0.86	(20.29)		(6.85)	3.68	4.12	14.27
BBNK	11.50	92.11	11/19/10	30.00	32.0%	914.46	x	1.05	1.04	N/A		0.00	(1.87)	(5.96)	34.35
													SOURCE: KBW

Capital Raise at Favorable Terms

2008 – 2011YTD Bank Private Placement Offerings < $750 million

											Offer
							Financials at Announcement				Price to	Total	New
								TCE/		NPAs/	TBV at	Deal	Shareholder	Legacy
			Annc.	Compl.			Assets	TA	Lns + OREO		Annc.	Size	Ownership	Ownership
	Issuer	Ticker	Date	Date	State		($M)	(%)		(%)	(%)	($M)	(%)	(%)
1	Green Bankshares, Inc.	GRNB	5/5/2011	Pending	TN		2,393	2.45		14.3	41.0	217.0	90	10
2	FNB United Corp.	FNBN	4/27/2011	Pending	NC		1,921	(3.68)		28.1	NM	310.0	99	1
3	United Community Banks, Inc.	UCBI	3/16/2011	Pending	GA		7,443	6.03		8.5	40.2	380.0	68	32
4	Crescent Financial Corporation	CRFN	2/23/2011	Pending	NC		973	5.65		7.7	70.3	75.0	66	34
5	Cascade Bancorp	CACB	11/17/2010	1/28/2011	OR		1,829	0.20		11.7	NM	176.8	94	6
6	Capital Bank Corporation	CBKN	11/4/2010	1/28/2011	NC		1,694	4.90		7.1	39.6	185.2	83	17
7	Central Pacific Financial Corp.	CPF	11/4/2010	Pending	AmongHI 4,173All Recent(1.74)					15.6	NM	345.0	92	8
8	National Penn Bancshares, Inc.	NPBC	10/6/2010	1/7/2111	PA		9,222	7.04		1.8	118.4	150.0	16	84
9	Sun Bancorp, Inc.	SNBC	7/8/2010	9/22/2010 PrivateNJ 3,532Placements:6.34						3.8	42.2	106.7	53	47
10	Porter Bancorp, Inc.	PBIB	6/30/2010	6/30/2010		$30MKY	1,757BBNK Capital6.45			9.7	90.8	27.0	21	79
11	TIB Financial Corp.	TIBB	6/29/2010	9/30/2010	FL		1,691	0.59		10.3	22.4	183.0	94	6
12	Heritage Commerce Corp	HTBK	6/21/2010	6/21/2010 RaisedCA 1,337at 245%6.44					of	6.6	53.3	75.0	63	37
13	BNC Bancorp	1 BNCN	6/14/2010	6/14/2010	MedianNC 1,629of the4.17Offer					3.4	110.0	35.0	32	68
14	Palmetto Bancshares, Inc.	PLMT	5/26/2010	10/7/2010	SC		1,348	5.00		14.7	25.1	103.9	86	14
15	Hampton Roads Bankshares, Inc.	HMPR	5/24/2010	12/28/2010Price/TBVVA 2,946				of Similar(2.10)		11.6	NM	295.0	94	6
16	Jacksonville Bancorp, Inc.	JAXB	5/10/2010	5/10/2010	FLBank452Offerings5.79					7.1	60.0	35.0	69	31
17	Pacific Capital Bancorp	PCBC	4/29/2010	8/31/2010	CA		7,369	1.33		9.2	9.6	576.4	87	13
18	Sterling Financial Corporation	STSA	4/27/2010	8/26/2010	WA		10,555	(0.66)		14.7	NM	730.0	99	1
19	Heritage Oaks Bancorp	HEOP	3/10/2010	3/12/2010	CA		945	5.44		6.6	53.0	60.0	70	30
20	West Coast Bancorp	WCBO	10/26/2009	10/23/2009	OR		2,653	6.07		11.6	19.4	155.0	83	17
21	Seacoast Banking Corp. of Florida	2 SBCF	8/10/2009	12/17/2009	FL		2,140	6.14		12.8	43.4	139.3	79	21
	Average							3.42		10.3	52.4		73	27
	Median							5.00		9.7	42.8		83	17
	Bridge Capital Holdings	BBNK 11/19/2010 11/23/2010			CA		939	9.48		5.4	105.2	30.0	24	76
													SOURCE: KBW

BBNK Q1 2011 Summary

n	Operating profit of $1.6 million

i	+330% from Q1, 2010

n	Consistent high quality deposit growth

i	95% core

i	57% DDA

n	Continued credit quality improvement

i	ALLL Provision reduced to pre-financial crisis level

n	Exceptionally well capitalized

i	TCE of 12.26%

i	Redeemed $24.0 million of TARP preferred stock

i	Repurchased TARP warrant

n	Continued robust new client acquisition

Capital for Growth and Opportunity
TCE	Leverage	Tier 1 RBC		Total RBC
		BBNK	Peer*	BBNK
Tangible common equity ratio		12.26%	8.15%	Peer*
Leverage		13.68%	10.39%	Regulatory
Tier 1 capital ratio		16.98%	15.15%	Minimum
Total risk based capital		18.23%	15.99%
		*Peer = US Public Banks $500M-$1.5B TA; SNL, as of March 31, 2011

BBNK Capital Structure

Expanding Market Presence

Average Total Assets ($M)

Focus on Core Deposits

True Loan Portfolio Diversification

March 31, 2011	BBNK % RE = 39% (61% Non-RE)
Peer* % RE = 62% (38% Non-RE)

*US Public Banks $500M-$1.5B TA; SNL as of December 31, 2011

Ranked #1 for Largest C&I Portfolio
Source: American Banker magazine, American Bankers Association, Independent banks with less than $1 billion of assets.

High Value Business

Net Interest Margin

Effective Revenue Generation

Improving Operating Leverage

Improving Credit Quality Trends
*= Peer: CA Public Banks $500M-$2b TA as of as of March 31, 2011

= SNL Data: US Public Banks Total Assets $0.5B to $1.5M as of March 31, 2011
24

Holding Robust Reserves as Credit Stress Eases

Positioned for Improved Earnings

n	Lower levels of credit stress

i	Potential recoveries

i	Normalizing of credit costs

n	Utilization rates on LOC at low ebb

i	Have continued to add new commitments

i	Utilization currently in the low 30%range

i	As economy improves rate could move up to 40%+

n	Natural asset-sensitivity

i	Positioned for rising rate environment

i	Ready funding source for increased loan demand

n	Continued organic growth

Core Market
Core Region – Silicon Valley*

n	San Jose 10th largest US city1
n	5 million regional population
n	Among highest median family and per capita incomes in US2
n	$111 billion deposit market3
n	Largest concentration of technology company formation and finance in the world1
n	Silicon Valley received 42% of US venture capital investment ($5.8b Q1, 2011)4

*:Silicon Valley Region = Santa Clara, San Mateo, San Francisco, and Alameda Counties

1 San Jose/Silicon Valley Chamber of Commerce January 2011

2 US Census/HUD CRA/HMDA Report 2010

3 FDIC data at June 30, 2010

4 National Venture Capital Association/PricewaterhouseCoopers Money Tree Survey as of March 31, 2011

Strong Value Proposition
Competitive
Highly		PRODUCTS and
EXPERIENCED		SERVICES through
credentialed and
disciplined BANKERS	SIMPLIFIED	channel partner
	customer	relationships
experience.
SOPHISTICATED
business banking.
Outsourced BANKING
TECHNOLOGY
comparable to large
national mega banks

Competitive Products & Services
n	Relationship Business Banking

n	Solutions for All Lines of Business:

•	Commercial & Industrial

•	Technology & Emerging Business

•	Structured Finance

•	Small Business Administration

•	International Trade Banking & Services

•	Commercial Real Estate & Construction

•	Advanced Treasury & Cash Management

Ralph W. Barnett	Lori Edwards	Michael J. Field	Jeannie Kao	Sasha Kipkalov	Emily Ruvalcaba
Executive Vice President	Executive Vice President	Executive Vice President	Executive Vice President	Executive Vice President	Executive Vice President
Manager,	Special Assets Manager	Technology Banking	Manager,	Chief Financial Officer	Manager,
SBA & Real Estate Lending		Division Manager	International Banking		Corporate Banking Division

With the Industry’s BEST Professional Business Bankers

Straightforward Growth Strategy

n	FOCUS ON BUSINESS BANKING markets and lines of business we know well

n	Maintain COMPETITIVE value proposition

n	Attract & ACQUIRE NEW CLIENTS

n	Generate CORE DEPOSIT balances

n	LEND to creditworthy borrowers

n	Maintain EXCELLENT ASSET QUALITY

n	Aggressively MANAGE EXPENSES

n	Leverage CAPITAL TO GROW

Market Response to Strategy

Thank You / Q & A